Exhibit 99.1

H.B. Fuller Segment Results (as revised to reflect new operating segment structure)

Fiscal year ended November 28, 2015

	Q1 15	Q2 15	Q3 15	Q4 15	FY 2015
Net Revenue
Americas Adhesives	$194,073	$217,474	$206,623	$212,638	$830,808
EIMEA	$134,115	$137,418	$133,512	$144,524	$549,569
Asia Pacific	$55,343	$57,553	$54,645	$63,130	$230,671
Construction Products	$58,456	$75,831	$72,404	$66,002	$272,693
Engineering Adhesives	$28,674	$52,486	$56,949	$61,810	$199,919
Total H.B. Fuller	$470,661	$540,762	$524,133	$548,104	$2,083,660

Operating Income
Americas Adhesives	$21,677	$35,727	$33,616	$36,758	$127,778
EIMEA	$685	$2,294	$5,325	$6,813	$15,117
Asia Pacific	$3,145	$2,944	$2,749	$4,115	$12,953
Construction Products	$1,014	$6,354	$3,421	$2,977	$13,766
Engineering Adhesives	$(5,148)	$1,036	$3,432	$1,551	$871
Total H.B. Fuller	$21,373	$48,355	$48,543	$52,214	$170,485

Depreciation Expense
Americas Adhesives	$3,890	$3,944	$3,852	$4,030	$15,716
EIMEA	$3,901	$3,708	$3,616	$3,999	$15,224
Asia Pacific	$1,398	$1,427	$1,402	$1,359	$5,586
Construction Products	$1,476	$1,369	$1,411	$1,586	$5,842
Engineering Adhesives	$913	$1,373	$1,630	$1,621	$5,537
Total H.B. Fuller	$11,578	$11,821	$11,911	$12,595	$47,905

Amortization Expense
Americas Adhesives	$1,074	$1,071	$991	$1,038	$4,174
EIMEA	$1,284	$1,163	$1,131	$1,163	$4,741
Asia Pacific	$390	$347	$305	$302	$1,344
Construction Products	$2,391	$2,408	$2,335	$2,345	$9,479
Engineering Adhesives	$1,009	$2,010	$2,137	$2,090	$7,246
Total H.B. Fuller	$6,148	$6,999	$6,899	$6,938	$26,984

EBITDA
Americas Adhesives	$26,641	$40,742	$38,459	$41,826	$147,668
EIMEA	$5,870	$7,165	$10,072	$11,975	$35,082
Asia Pacific	$4,933	$4,718	$4,456	$5,776	$19,883
Construction Products	$4,881	$10,131	$7,167	$6,908	$29,087
Engineering Adhesives	$(3,226)	$4,419	$7,199	$5,262	$13,654
Total H.B. Fuller	$39,099	$67,175	$67,353	$71,747	$245,374

EBITDA Margin
Americas Adhesives	13.7%	18.7%	18.6%	19.7%	17.8%
EIMEA	4.4%	5.2%	7.5%	8.3%	6.4%
Asia Pacific	8.9%	8.2%	8.2%	9.1%	8.6%
Construction Products	8.3%	13.4%	9.9%	10.5%	10.7%
Engineering Adhesives	(11.3)%	8.4%	12.6%	8.5%	6.8%
Total H.B. Fuller	8.3%	12.4%	12.9%	13.1%	11.8%

Adjusted EBITDA
Americas Adhesives	$26,818	$41,513	$38,935	$42,019	$149,285
EIMEA	$6,025	$9,729	$10,691	$15,495	$41,940
Asia Pacific	$4,983	$4,932	$4,588	$6,011	$20,514
Construction Products	$5,510	$12,494	$9,067	$7,322	$34,393
Engineering Adhesives	$(249)	$4,714	$8,924	$8,306	$21,695
Total H.B. Fuller	$43,087	$73,382	$72,205	$79,153	$267,827

Adjusted EBITDA Margin
Americas Adhesives	13.8%	19.1%	18.8%	19.8%	18.0%
EIMEA	4.5%	7.1%	8.0%	10.7%	7.6%
Asia Pacific	9.0%	8.6%	8.4%	9.5%	8.9%
Construction Products	9.4%	16.3%	12.5%	11.1%	12.6%
Engineering Adhesives	(0.9)%	9.0%	15.7%	13.4%	10.9%
Total H.B. Fuller	9.2%	13.5%	13.8%	14.4%	12.8%

Regulation G Disclosure: The information presented in the table above regarding segment operating income and earnings before interest, taxes, depreciation, and amortization (EBITDA), EBITDA margin, adjusted EBITDA and adjusted EBITDA margin does not conform to generally accepted accounting principles (GAAP) and should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the operating performance of the Company and its operating segments as well as the comparability of results. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information is reconciled with reported GAAP results in the tables below. Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Adjusted EBITDA excludes non-recurring costs associated with various activities of the Company including: integrating the Tonsan and ProSpec acquisitions; combining Construction Products facilities in Illinois; ramping up new business with Lowes; the start-up of a new electronics facility in Yantai, China; the prior year’s implementation of SAP in North America; and inventory adjustments, plant inefficiencies and restructuring in EIMEA related to operational efficiency improvement projects. Adjusted EBITDA margin is defined as adjusted EBITDA divided by adjusted net revenue.

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands (unaudited)

			Adjusted*
	13 Weeks Ended		13 Weeks Ended
	February 28, 2015	Adjustments*	February 28, 2015
Net income including non-controlling interests	$9,795	5,482	15,277

Income from equity method investments	(1,291)	-	(1,291)
Income taxes	4,769	967	5,736
Interest expense	6,102	(100)	6,002
Other income (expense), net	(363)	-	(363)
Special charges	2,361	(2,361)	-
Segment operating income	21,373	3,988	25,361

Depreciation expense	11,578	-	11,578
Amortization expense	6,148	-	6,148

EBITDA	$39,099	3,988	43,087

EBITDA margin	8.3%		9.2%

* See disclosure on page 1 of Exhibit 99.1

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands (unaudited)

			Adjusted*
	13 Weeks Ended		13 Weeks Ended
	May 30, 2015	Adjustments*	May 30, 2015
Net income including non-controlling interests	$25,316	7,046	32,362

Loss from discontinued operations	1,300	(1,300)	-
Income from equity method investments	(1,366)	-	(1,366)
Income taxes	15,387	1,625	17,012
Interest expense	6,215	(230)	5,985
Other income (expense), net	569	-	569
Special charges	934	(934)	-
Segment operating income	48,355	6,207	54,562

Depreciation expense	11,821	-	11,821
Amortization expense	6,999	-	6,999

EBITDA	$67,175	6,207	73,382

EBITDA margin	12.4%		13.5%

* See disclosure on page 1 of Exhibit 99.1

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands (unaudited)

			Adjusted*
	13 Weeks Ended		13 Weeks Ended
	August 29, 2015	Adjustments*	August 29, 2015
Net income including non-controlling interests	$26,886	4,435	31,321

Income from equity method investments	(1,500)	-	(1,500)
Income taxes	14,372	1,568	15,940
Interest expense	6,448	146	6,594
Other income (expense), net	1,040	-	1,040
Special charges	1,297	(1,297)	-
Segment operating income	48,543	4,852	53,395

Depreciation expense	11,911	-	11,911
Amortization expense	6,899	-	6,899

EBITDA	$67,353	4,852	72,205

EBITDA margin	12.9%		13.8%

* See disclosure on page 1 of Exhibit 99.1

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands (unaudited)

			Adjusted*
	13 Weeks Ended		13 Weeks Ended
	November 28, 2015	Adjustments*	November 25, 2015
Net income including non-controlling interests	$25,100	7,768	32,868

Income from equity method investments	(1,750)	-	(1,750)
Income taxes	21,327	(225)	21,102
Interest expense	6,256	(75)	6,181
Other income (expense), net	1,219	-	1,219
Special charges	62	(62)	-
Segment operating income	52,214	7,406	59,620

Depreciation expense	12,595	-	12,595
Amortization expense	6,938	-	6,938

EBITDA	$71,747	7,406	79,153

EBITDA margin	13.1%		14.4%

* See disclosure on page 1 of Exhibit 99.1

H.B. FULLER COMPANY AND SUBSIDIARIES

REGULATION G RECONCILIATION

In thousands (unaudited)

			Adjusted*
	52 Weeks Ended		52 Weeks Ended
	November 28, 2015	Adjustments*	November 25, 2015
Net income including non-controlling interests	$87,097	24,731	111,828

Loss from discontinued operations	1,300	(1,300)	-
Income from equity method investments	(5,907)	-	(5,907)
Income taxes	55,855	3,935	59,790
Interest expense	25,021	(259)	24,762
Other income (expense), net	2,465	-	2,465
Special charges	4,654	(4,654)	-
Segment operating income	170,485	22,453	192,938

Depreciation expense	47,905	-	47,905
Amortization expense	26,984	-	26,984

EBITDA	$245,374	22,453	267,827

EBITDA margin	11.8%		12.8%

* See disclosure on page 1 of Exhibit 99.1